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                                                                    EXHIBIT 23.4


               [GILBERT LAUSTSEN JUNG ASSOCIATES LTD LETTERHEAD]

                             GILBERT LAUSTSEN JUNG
                     ASSOCIATES LTD.  Petroleum Consultants
          4100, 400-3rd Avenue S.W., Calgary, Alberta, Canada T2P 4H2
                                 (403) 266-9500
                               Fax (403) 262-1855

                                LETTER OF CONSENT

We hereby consent to the incorporation by reference on the Second Amendment to Form 10-K/A of Calpine Corporation (the "Company") and to the references to this firm for the Company's estimated Canadian proved reserves contained on the Second Amendment to Form 10-K/A for the year ended December 31, 2003.


                                              Yours truly,

                                              GILBERT LAUSTSEN JUNG
                                              ASSOCIATES LTD.

                                              ORIGINALLY SIGNED BY

                                              Myron J. Hladyshevsky, P. Eng.
                                              Vice-President

Calgary, Alberta
Date September 22, 2004